Deposits, prepayments and other receivables (Tables)	12 Months Ended
Mar. 31, 2026
Prepaid Expense and Other Assets [Abstract]
Schedule of Deposits, Prepayments and Other Receivables

Deposits, prepayments and other receivables consisted of the following as of March 31:

	2025	2026	2026
	HK$	HK$	US$
Rental deposits	45,960	44,500	5,676
Prepayments
– Prepayments for services	1,026,124	2,453,026	312,886
– Prepayments for exhibition cost (a)	15,292,500	—	—
Less: Impairment on the prepayment (a)	(10,593,902)	—	—
Other receivables (a)	900	13,536,447	1,726,588
Deposits, Prepayments and Other Receivables, net	5,771,582	16,033,973	2,045,150

(a)

On February 14, 2025, CTRL Solutions entered into four cooperative investment agreements with an exhibition service provider. The total value of the four cooperative investment agreements is HK$15,292,500. The exhibition partner would coordinate and organize four exhibitions during the year ended March 31, 2026. After the management reviewed the exhibition that already held and projected results of other exhibitions, the management impaired the prepayment of HK$10,593,902 as of March 31, 2025.

During the year ended March 31, 2026, the four previously scheduled exhibitions and one additional exhibition contracted during the year were completed. The total gross exhibition cost incurred for these five exhibitions amounted to HK$21,542,500. Upon completion, the Company recognized the net financial impact of these events as a loss on exhibitions held of HK$496,075 within the Company’s other loss in the consolidated statements of operations. Additionally, the remaining recoverable balance of the prepaid exhibition costs due from the exhibition service provider, amounting to HK$13,536,447, was classified as other receivables. Furthermore, based on the actual financial results of the exhibitions, the Company recorded a reversal of the previously recognized impairment loss in the amount of HK$3,083,924 (US$393,358).